The Payden & Rygel Investment Group

Supplement dated August 12, 2024, to the Summary Prospectus, Statutory Prospectuses, and Statements of Additional Information dated February 28, 2024

This Supplement, effective August 12, 2024, provides new and additional information and should be read in conjunction with the Summary Prospectuses, Statutory Prospectuses, and Statements of Additional Information (the “SAIs”), each dated February 28, 2024.

1.	All references to “P.O. Box 1611, Milwaukee, WI 53201-1611” in each Summary Prospectus and each Statutory Prospectus are hereby deleted and replaced with “P.O. Box 534496, Pittsburgh, PA 15253-4496”.

2.

The footnote in the table for the “Average Annual Returns Through 12/31/23” in the Summary Prospectus and Statutory for the Payden Cash Reserves Money Market Fund is amended in its entirety to read as follows:

Call 1-800-572-9336 between 8:00 a.m. and 7:00 p.m. (Eastern Time) for the Fund’s current 7-day yield.

3.	Subsection “By Federal Funds Wire” of the “How to Purchase Shares” section in each Statutory Prospectus has been amended to read as follows:

By Federal Funds Wire

1.	Complete the New Account Application and mail it to:

Payden Funds

P.O. Box 534496

Pittsburgh, PA

15253-4496

2.	Wire funds to the Transfer Agent as follows when the application has been processed:

The BNY Mellon, N.A.

ABA: 011001234

DDA: 686875

FBO: Payden Funds

Reference: Shareholder Name, Account Number and Fund Name or Fund #

3.	Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives and accepts your order. Purchase orders are only accepted on days on which the Fund is open for business.

All Funds are “open for business” on each day the New York Stock Exchange is open for trading. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

4.	The “Tax-sheltered Retirement Plans” section of each Statutory Prospectus is amended in its entirety to read as follows:

Tax-sheltered Retirement Plans. Each of the Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit-sharing plans, Simplified Employee Pension plans and 401(k) plans and Coverdell Education Savings Plans. Please visit www.payden.com to download a retirement package which includes a special application for tax-sheltered accounts or call 1-800-572-9336. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual IRA Maintenance Fee of $12.50 per account. A maintenance fee of $12.50 will be charged on all Fund accounts where a full account liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

5. The second paragraph of the “Automated Investment Programs” section of each Statutory Prospectus is amended in its entirety to read as follows:

Under the first option, you may elect to make investments on a set schedule. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of the day(s) of the month (or next business day if a day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day.

6.	The following bulleted items are hereby deleted from the “Medallion Signature Guarantee – Account Changes and Redemptions” section of each Statutory Prospectus:

Account Changes (You must use the Account Privileges Change Form).

•	To add telephone privileges.

•	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

Account Redemptions.

•	To request redemption proceeds to be mailed to an address other than the address of record.

•	To request a redemption within 30 days of an address change.

7.	The third paragraph of the “How to Redeem Shares” section of each Statutory Prospectus is amended in its entirety to read as follows:

Send your redemption requests (1) in writing to Payden Funds, P.O. Box 534496, Pittsburgh, PA 15253-4496, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Funds’ internet site at www.payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption proceeds will ordinarily be wired to your financial institution or mailed to your address of record one business day after we process your request. Payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

8.	Subsection “Shareholder Inquiries” of the “General Information” section in each Statutory Prospectus has been amended to read as follows:

Shareholder Inquiries. For information, call 1-800-572-9336, visit the Funds’ internet site at www.payden.com, or write to Payden Funds, P.O. Box 534496, Pittsburgh, PA 15253-4496.

9.

Reference to the Transfer Agent on the inside of the back cover page of each Statutory Prospectus are hereby revised from “UMB Fund Services, Inc. 235 Galena Street, Milwaukee, Wisconsin 53212”, to “BNY Mellon Investment Servicing, (US) Inc. 118 Flanders Road, Westborough, MA 01581”.

10.

The “Transfer Agent” subsection of the “Administrator, Transfer Agent, Fund Accountant, Custodian and Independent Registered Public Accounting Firm” section in each SAI has been amended to read as follows:

Transfer Agent

Pursuant to its agreement with the P&R Trust, BNY Mellon Investment Servicing, (US) Inc. (“BNY TA”), located at 118 Flanders Road, Westborough, MA 01581, provides transfer agency services to each of the Funds. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. BNY TA receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.

11.

The second paragraph of the “Fund Accountant” subsection of the “Administrator, Transfer Agent, Fund Accountant, Custodian and Independent Registered Public Accounting Firm” section in each SAI has been amended to read as follows:

The liability provisions of the agreement between Treasury Plus, BNY TA and BNY Mellon with the P&R Trust are similar to those of the Payden Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, BNY TA and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days’ notice.